Exhibit 99.1

INLAND AMERICAN

REAL ESTATE TRUST, INC.

Annual Stockholders Meeting

June 3, 2008

Certain statements in this Inland American Annual Stockholders Meeting presentation booklet constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and” could.” The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve numerous risks and uncertainties that could cause our actual results to be materially different from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Inland American Real Estate Trust, Inc. (“Inland American”) Annual Report on Form 10-K for the year ended December 31, 2007. Inland American disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

The companies depicted in the photographs herein may have proprietary interest in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American.

The Inland name and logo are registered trademarks being used under license.

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INLAND AMERICAN REAL ESTATE TRUST, INC.

TABLE OF CONTENTS

1. Agenda

2. List of Directors and Executive Officers

3. REIT Acquisition and Portfolio Summary

4. Multiple Platform Strategy

5. Property Management

6. Financial Highlights

7. Notes

INLAND AMERICAN REAL ESTATE TRUST, INC.

AGENDA

1.               Call to Order and Opening Remarks – Robert D. Parks, Chairman of Inland American Real Estate Trust, Inc. and Director

2.               Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation – Kevin Kelly, Inspector of Elections, Morrow & Co., LLC

3.               Proxy Vote – Mr. Parks

4.               REIT Acquisition and Portfolio Summary:

a.               Acquisition Summary – G. Joseph Cosenza, Vice Chairman of The Inland Group, Inc.

b.              Multiple Platform Strategy – Lori J. Foust, Chief Financial Officer of Inland American Business Manager & Advisor, Inc. & Thomas P. McGuinness, Chairman, Director and Chief Executive Officer of Inland American HOLDCO Management LLC

5.               Property Management – Thomas A. Lithgow, Senior Vice President of Inland American Retail Management LLC

6.               Financial Highlights – Jack H. Potts, Chief Accounting Officer of Inland American Business Manager & Advisor, Inc.

7.               Report of the Vote – Mr. Kelly

Election of Directors

Ratification of KPMG LLP as Independent Auditors for 2008

8.               Closing Remarks – Mr. Parks

INLAND AMERICAN REAL ESTATE TRUST, INC.

DIRECTORS AND EXECUTIVE OFFICERS

Robert D. Parks, Chairman and Director

J. Michael Borden, Independent Director

Thomas F. Glavin, Independent Director

David Mahon, Independent Director

Thomas F. Meagher, Independent Director

Paula Saban, Independent Director

William J. Wierzbicki, Independent Director

Brenda G. Gujral, President and Director

Roberta S. Matlin, Vice President, Administration

Lori J. Foust, Principal Financial Officer and Treasurer

Jack H. Potts, Principal Accounting Officer

Scott W. Wilton, Secretary

INLAND AMERICAN REAL ESTATE TRUST, INC.

RISK FACTORS

An investment in our shares involves significant risks. If we are unable to effectively manage these risks, we may not meet our investment objectives and you may lose some or all of your investment. See “Risk Factors” beginning on page 18 of the prospectus. The following is a summary of the material risks that we believe are most relevant to an investment in shares of our common stock. These risks are generally listed in order of priority to us.

•                  Our investment policies and strategies are very broad and permit us to invest in any type of commercial real estate including developed or undeveloped properties, entities owning these assets or other real estate assets regardless of geographic location or property type.

•                  We may borrow up to 300% of our net assets, and principal and interest payments will reduce the funds available for distribution to our stockholders.

•                  Our Business Manager could recommend that we make investments in an attempt to increase its fees because the fees paid to it are based upon a percentage of our invested assets and, in certain cases, the purchase price for these assets. Further, because we pay our Business Manager a fee when we acquire a REIT or other real estate operating company but not a fee interest in real estate, our Business Manager may focus on, and recommend, acquiring REITs and real estate operating companies even if fee interests in real estate assets generate better returns.

•                  We pay significant fees to affiliates of our sponsor including our Business Manager and Property Managers.

•                  We have a limited operating history and there is no assurance that we will be able to successfully implement our strategies.

•                  There is no market for our shares and no assurance that one will develop. We do not expect that our shares will be listed for trading on a national securities exchange in the near future. You will not, therefore, be able to easily resell any shares that you may purchase in this offering. Any shares that you are able to resell may be sold at prices less than the amount you paid for them.

•                  You will not have the opportunity to evaluate our investments before we make them because we have not identified all of the specific assets that we will acquire in the future.

•                  The number and value of properties, entities or other real estate assets we initially can acquire will depend on the proceeds raised in this offering.

•                  We rely on our Business Manager and Property Managers to manage our business and assets.

•                  Employees of our Business Manager, Property Managers and two of our directors, Ms. Gujral and Mr. Parks, also are employed by IREIC or its affiliates and face competing demands for their time and service and may have conflicts in allocating their time to our business. Ms. Gujral and Mr. Parks also serve as our president and chairman of the board, respectively.

•                  Our articles limit a person from owning more than 9.8% of our common stock without the prior approval of our board of directors.

•                  We may not continue to qualify as a REIT.

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INLAND AMERICAN REAL ESTATE TRUST, INC.

REIT ACQUISITION AND PORTFOLIO SUMMARY

During the fiscal year ended December 31, 2007, the company made investments of approximately $5.4 billion. Specifically, the company:

•                  Purchased 491 retail properties, 13 office properties, 45 industrial properties, seven multi-family properties, and 5 lodging properties (this excludes additional lodging properties acquired through a company acquisition) for approximately $2.8 billion

•                  Purchased three real estate companies for approximately $1.5 billion

•                  Invested in six joint ventures for a total commitment of approximately $668 million

•                  Invested approximately $132 million in the marketable securities of other REIT companies independent of Inland American

•                  Invested in $269 million of commercial real estate loans

•                  Declared monthly distributions of $242.6 million to shareholders during 2007

•                  Paid a 6.1% annualized distribution rate through October 2007 and a 6.2% annualized distribution rate effective as of November 1, 2007 based on an initial purchase price of a share of common stock equal to $10.00

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INLAND AMERICAN REAL ESTATE TRUST, INC.

REIT ACQUISITION AND PORTFOLIO SUMMARY

During the three months ended March 31, 2008, the company made investments of approximately $1.3 billion. Specifically, the company:

•                  Purchased 139 retail properties and four office properties for approximately $229 million

•                  Purchased one real estate company for approximately $900 million

•                  Invested additional funds in joint ventures of approximately $98 million

•                  Invested approximately $86 million in the marketable securities of other REIT companies independent of Inland American

•                  Made $25 million of commercial real estate loans

•                  Distributions declared for the first three months of 2008 of approximately $90 million

•                  Paid 6.2% distributions through March 31, 2008 based on an initial purchase price of a share of common stock equal to $10.00

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The Inland name and logo are registered trademarks being used under license Inland American’s Multiple Platform Strategy

Property Acquisitions Worldgate Plaza Herndon, VA The Woodlands Waterway® Marriott Hotel & Convention Center The Woodlands, TX Citizens & SunTrust Bank Branches Various Locations 4-1

Multiple Platform Strategy Property Acquisitions REIT and Real Estate Operating Companies Development Joint Ventures Investments & Lending Relationships Multiple Platform Strategy Creates Growth to Enhance Shareholder Value 4-2

Investment Allocation* Marketable Securities – 4% Notes Receivable – 3% Development – 3% Joint Ventures - 6% Cash & Other Assets – 6% Total Assets $9.6B *as of 3/31/08 Core Assets – 78% Retail – 37% Lodging – 32% Office – 17% Distribution/Warehouse– 11% Multi-Family – 3% 4-3

REIT and Real Estate Operating Companies Winston Hotels, Inc. - Entry into lodging sector - new asset class with attractive valuation - 43 wholly owned assets and ownership in 6 partnerships within the upscale, extended-stay and select service segments located in 16 states Apple Hospitality Five, Inc. - Compliment to Winston portfolio, increases penetration in existing markets as well as expands footprint - 27 wholly owned assets within the upscale, extended-stay and select-service segments located in 14 states RLJ Urban Lodging Fund Portfolio - Expands lodging portfolio into major urban markets as well as into upper upscale and upscale segments - 22 properties in locations including Boston, Atlanta, Baltimore, Chicago and Washington, D.C. Utley Residential Company, L.P. - Entry into student housing sector - new asset class with attractive valuation - Development & Management expertise in student housing and multi-family 4-4

Development Student Housing Multi-Family Retail Lodging The Radian – University of Pennsylvania Philadelphia, PA 4-5

Joint Ventures Net Lease Strategic Assets Fund (Lexington) Cobalt Industrial REIT II Lauth Investment Properties D.R. Stephens Institutional Fund Regional Developers 4-6

Investments & Lending Relationships Investment in REIT Securities - Publicly Traded Companies - Attractive Yields and Returns - Potential Company Acquisitions Real Estate Lending - Enhanced Returns Compared to Core Properties - Low LTV - Guarantee of Borrower 4-7

Inland American Real Estate Trust, Inc. Property Management The Inland name and logo are registered trademarks being used under license

Current Portfolio Property Locations – 882 Total Properties 2 Multi-Family Distribution/Warehouse Office Lodging Retail 8 Properties 61 Properties 30 Properties 98 Properties 685 Properties 4 States 17 States 13 States 23 States + Dist. of Col. 29 States 2,596 Units 13M Square Feet 7M Square Feet 14,472 Rooms 12.5M Square Feet 5 5 2 4 11 6 - DE 4 - DC 169 89 26 2 2 3 1 23 30 5 6 5 9 10 - NJ 1 8 90 18 1 90 17 65 89 1 61 5 1 16 - RI 5-1

Current Inland American Offices 1 1 1 1 1 1 1 1 5 Multi-Family Distribution/Warehouse Office Lodging Retail National Headquarters National Headquarters National Headquarters National Headquarters National Headquarters 3 Satellite Offices 2 Satellite Offices 2 Satellite Office 4 Satellite Offices 1 - RI *Management as well as field offices 5-2

Core Portfolio Composition – $7.5 Billion* (As of 3/31/2008) Retail 37% $2.7 Billion Office 17% $1.3 Billion Multi-Family 3% $200 Million Distribution/Warehouse 11% $800 Million *Figures may include debt and are based on original purchase price of the asset. Lodging 32% $2.5 Billion 5-3

Core Portfolio Size and Growth by Property Type – $7.5 Billion* (As of 3/31/2008) Office Retail Billions of Dollars Multi-Family Distribution/ Warehouse Q4 Q4 Q4 Mar Q4 Q4 Q4 Mar Q4 Q4 Q4 Mar Q4 Q4 Q4 Mar Q4 Q4 Q4 Mar 05 06 07 08 05 06 07 08 05 06 07 08 05 06 07 08 05 06 07 08 *Figures may include debt and are based on original purchase price of the asset. Lodging $3B $2.5B $2B $1.5B $1B $500M $0 $0 $0 $286 M $10M $19.5 M$187.6M $187.6M $833 M $833 M $377 M $1.1B $1.3B $1.3B $323 M $1B $2.5B $2.7B $2.5B $1.6B 5-4

Portfolio Size and Growth* (As of 3/31/2008) Number of Properties Consolidated Portfolio 12/31/06 12/31/07 3/31/08 96 641 882 $2.4B $6.4B $7.5B *Figures may include debt and are based on original purchas e price of the asset. 5-5

Economic Occupancy* 96% *Excludi ng Lodgi ng 5-6

Property Highlights 341 Purchase Date: November 21, 2007 Number of Guest Rooms: Purchase Price: $137,000,000 Highlights: Convenient to George Bush Airport 70,000 sf of flexible meeting space Earned ENERGY STAR label from the EPA for its efforts to conserve water and energy and protect the environment. The Woodlands Waterway® Marriott Hotel & Convention Center The Woodlands, TX 5-7

The Woodlands Waterway® Marriott Hotel & Convention Center The Woodlands, TX Property Highlights 5-8

Major Tenants: Property Highlights Purchase Date: Leaseable Sq. Ft.: Purchase Price: Highlights: Prime location within Washington Dulles Corridor Verizon Wireless, Comcast, Abraxas 322,325 June 1, 2007 $109,000,000 Worldgate Plaza Herndon, VA 5-9

Worldgate Plaza Herndon, VA Property Highlights 5-10

Property Highlights 282,645 Purchase Date: September 24, 2007 Leaseable Sq. Ft.: Purchase Price: $55,198,000 Highlights: Major Tenants: Lakeport Commons Sioux City, IA Voted 2008 Best Shopping Center - Siouxland’s Choice Award Bed Bath & Beyond, Office Depot, LA Fitness 5-11

Lakeport Commons Sioux City, IA 5-12

Property Highlights 296 Purchase Date: March 14, 2007 Number of Units: Purchase Price: $30,000,000 Location: Waterford Place at Shadow Creek Pearland, TX In Metropolitan Houston’s Highly Desirable Southwest Quadrant 5-13

Property Highlights Waterford Place at Shadow Creek Pearland, TX 5-14

1,896,815 Purchase Date: September 29, 2007 Leaseable Sq. Ft.: Purchase Price: $170,669,172 Locations: Atlas Cold Storage Portfolio Various Locations Georgia, Illinois, Minnesota, South Carolina Property Highlights 5-15

Atlas Cold Storage Portfolio GA, IL, MN, SC Property Highlights 5-16

3,266,028 Purchase Date: June 2007 – March 2008 Leaseable Sq. Ft.: Purchase Price: $1,025,885,252 Highlights: Major Tenants: Citizens Bank, SunTrust Bank Bank Branches Various Locations Triple Net Leases Property Highlights 5-17

Bank Branches Various Locations Citizens Bank Building Lewes, DE SunTrust Bank Building Adams Farm, NC Property Highlights 5-18

The Inland name and logo are registered trademarks being used under license Financial Highlights

Properties Owned by Property Type Multi-Family 8 8 Distribution/Warehouse 61 61 Office 26 30 Lodging 76 98 Retail 546 685 Total 717 882 12/31/07 3/31/08 Financial Highlights 6-1

Real Estate Owned 12/31/07 3/31/08 Multi-Family $200M $200M Distribution/Warehouse $800M $800M Office $1.3B $1.3B Lodging $1.6B $2.5B Retail $2.5B $2.7B Total $6.4B $7.5B Financial Highlights 6-2

Square Feet or Units/Rooms Owned by Property Type 12/31/07 3/31/08 Multi-Family 2596 Units 2596 Units Distribution/Warehouse 13.3M SF 13.3M SF Office 6.9M SF 7.2M SF Lodging 10,411 Rooms 14,470 Rooms Retail 11.7M SF 12.5M SF Financial Highlights 6-3

Consolidated Financial Highlights(1) 12/31/07 3/31/08 Financial Highlights Total Consolidated Assets $8.2B $9.6B Stockholder's Equity $4.6B $5.0B Distributions Declared $242.6M $89.3M Mortgages Payable $3B $3.8B Ratio of Total Mortgage Debt to Total Assets 37% 40% Weighted Average Interest Rate 5.66% 5.41% (Mortgage Debt) (1) As reflected on the Company’s consolidated financial statements for the months ended 3/31/08. Year Ended Three Months Ended 6-4

Major Tenant Analysis(1) 3/31/08 MAJOR TENANT Type % RENT % SPACE Financial Highlights (1) As reflected on the Company’s consolidated financial statements for the 3 months ended 3/31/08. 1 2 3 4 5 6 7 8 9 10 SunTrust Bank Retail/Office 13.74% 6.45% AT&T Centers Office 11.61% 10.25% Atlas Cold Storage Distribution/Warehouse 3.21% 5.39% C&S Wholesalers Distribution/Warehouse 2.72% 4.88% Stop & Shop Retail 2.63% 1.71% Citizens Bank Retail 2.36% 2.58% Lockheed Martin Office 2.24% 0.97% Cornerstone Consolidated Services Group Distribution/Warehouse 1.46% 2.75% Randall’s Food and Drug Retail 1.44% 1.85% Pearson Education, Inc. Distribution/Warehouse 0.95% 3.10% 6-5

Lodging Analysis* 3/31/08 Financial Highlights 21 Courtyard By Marriott 17 Residence Inn 5 Towne Place Suites 3 Marriott Hotels 1 Fairfield Inn and Suites 1 SpringHill Suites 48 Marriott Hotels Marriott Hilton 14 Hilton Garden Inn 12 Homewood Suites 2 Doubletree Hotels 10 Hampton Inn and Suites 2 Embassy Suites 2 Hilton Hotels 42 Hilton Hotels 4 Comfort Inn & Suites 1 Quality Inn & Suites 1 Hyatt Place 1 Holiday Inn Express 1 Holiday Inn Hotel 8 Miscellaneous Hotels Misc. *Lodging assets categorized by franchise; not management. 6-6

Schedule of Fees and Expenses Paid (or Accrued) to Affiliates of Our Sponsor For the Year Ended 12/31/07(1) (1) As reflected on the Company’s consolidated financial statements for the year ended 12/31/07. 2.5% of the Aggregate Purchase Price Paid to Acquire the Controlling Interest of a Real Estate Operating Company $37,060,000 Acquisition Fee Not to Exceed 2% of Average Invested Assets or 25% of Adjusted Net Income as defined in the prospectus. $24,553,000 Total Adjusted Operating Expenses as defined in the prospectus Loan Brokerage Fee of 0.2% of the Principal Amount of Each Loan Placed for Us. $2,739,000 Purchase and Selling Mortgages Loan Servicing Fee of 0.03% per Year on the First Billion through May 1, 2007, and 0.01% Thereafter on all Mortgages Serviced For Us. Effective May 1, 2007, we were charged $225 per Loan, per Month and our Joint Venture MB REIT Charged $200 per Loan per Month $169,000 Mortgage Servicing Fee Up to 4.5% of Gross Income of each Property Managed Directly by any of our Property Managers, their Affiliates or Agents $14,328,000 Property Management Fee Annualized Fees Totaling 1% of the First $10 Million, 0.9% from $10 Million to $25 Million, 0.80% from $25 Million to $50 Million and 0.75% of the Remaining Balance. $2,120,000 Investment Advisor Fee Total of $557,123,000 is equal to 10.2% of Gross Proceeds (15% allowed) $371,165,000 Offering Costs Up to 1% of Average Invested Assets $9,000,000 Business Management Fee Comments Amount 6-7

WHO YOU INVEST WITH IS EVERYTHING® 6-8

NOTES